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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest reported event): January 22, 2003


                             Entrada Networks, Inc.
             (Exact name of registrant as specified in its charter)


                                    000-26952
                            (Commission File Number)

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
                         DELAWARE                                             33-0676350
(State or other jurisdiction of incorporation or organization)     (I.R.S. Employer Identification No.)


                       12 Morgan, Irvine, California 92618
             (Address of principal executive offices, with zip code)


                                 (949) 588-2070
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS.

         On January 15, 2002, Entrada Networks, Inc. authorized the issuance of $250,000.00 principal amount of 10% Senior Convertible Debentures due January 15, 2004 which included warrants to the Debenture buyers to purchase shares of the Common Stock in the respective amount of the 10% Senior Convertible Debentures. The Debentures were 100% purchased by HandsOn Ventures, LLC. Details of the Debentures and conversion provisions were provided in our 8-K filed with the Securities and Exchange Commission on January 28, 2002.

As of January 17, 2003, the $250,000 principal and accrued interest of the 10% Senior Convertible Debentures was paid and the Debentures retired. The warrants associated with the debentures will expire on January 15, 2007.




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                             ABOUT ENTRADA NETWORKS

Entrada Networks currently has three wholly owned subsidiaries that focus on developing and marketing products in the storage networking and network connectivity industries. Rixon Networks manufactures and sells a line of fast and gigabit Ethernet adapter cards that are purchased by large networking original equipment manufacturers as original equipment for servers, and other computer and telecommunications products. Rixon's focus is on two- and four-port cards and drivers for highly specialized applications. Sync Research manufactures and services frame relay products for some of the major financial institutions in the U.S and abroad. The Torrey Pines subsidiary specializes in the design & development of SAN transport switching products. Entrada Networks is headquartered in Irvine, CA. www.entradanetworks.com.


                                   Safe Harbor

Except for historical information contained herein, the matters set forth in this news release are forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth in the forward-looking statements, including but not limited to the following factors: 1) the ability of the Company to generate the cash flow from operations, or raise additional capital necessary to finance its ongoing businesses; 2) the ability of the Company to develop or acquire new profitable lines of business and to attract and retain management to lead this effort; 3) the continuing market acceptance of the legacy products which account for all of the Company's current revenues; 4) the ability of the Company to generate revenues from its research and development efforts in the SAN space; 5) the much greater financial and other resources of Entrada Networks' many well-entrenched competitors; 6) the adoption of technology standards different from those under which Entrada is prepared to deliver products; 7) the delisting of Entrada's securities from NASDAQ SmallCap Market could have adverse impact on its financial condition including the Company's ability to raise external capital; and 8) such other factors as are set forth in Entrada's annual report on Form 10-K, filed May 1, 2002, and in the reports previously filed by Entrada's former Parent, Sorrento Networks Corporation or Sync Research with the U.S. Securities and Exchange Commission, including but not limited to the Reports of Sync Research, Inc., filed in connection with its merger with Entrada on Form S-4 and S-4/A.



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SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ENTRADA NETWORKS, INC.
Date: January 22, 2003


/s/      Kanwar J.S., Ph. D.
----------------------------------
         Kanwar J.S. Chadha, Ph.D.
         Chief Executive Officer